UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): January 24, 2018

MUELLER WATER PRODUCTS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0001-32892	20-3547095
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1200 Abernathy Road, Suite 1200
Atlanta, Georgia 30328
(Address of Principal Executive Offices)

(770) 206-4200
(Registrant's telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.
Effective January 24, 2018, Michael S. Nancarrow assumed the position of Vice President and Chief Accounting Officer of Mueller Water Products, Inc. (the “Company”). Mr. Nancarrow replaces Kevin G. McHugh, who will remain with the Company until February 28, 2018 to help ensure a smooth transition.

Mr. Nancarrow has served as the Company's Senior Director, Financial Reporting and Assistant Controller since December 2014 and the Company's Director of Financial Reporting since September 2006. He earned a Bachelor of Science degree from The Ohio State University and is a certified public accountant.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
The Company held its annual meeting of stockholders on January 24, 2018. The stockholders of the Company voted on the following three items:

1.	The election of eight directors to terms ending in 2019.
2.	An advisory resolution on the compensation of the Company's named executive officers.
3.	The ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal 2018.
Proposal 1. Each of the directors listed below was re-elected as a director of the Company. The nominees for director were elected based on the following votes.

Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
Shirley C. Franklin	125,338,227	840,330	222,738	16,477,992
J. Scott Hall	122,153,464	4,038,781	209,050	16,477,992
Thomas J. Hansen	125,679,758	497,657	223,880	16,477,992
Jerry W. Kolb	121,796,477	4,379,594	225,224	16,477,992
Mark J. O'Brien	115,741,884	4,311,492	6,347,919	16,477,992
Bernard G. Rethore	115,692,236	4,360,808	6,348,251	16,477,992
Lydia W. Thomas	125,295,209	868,560	237,526	16,477,992
Michael T. Tokarz	121,847,608	4,295,337	258,350	16,477,992

Proposal 2. The proposal to approve, on an advisory basis, the compensation of the Company's named executive officers received the following votes.

Votes for approval	111,679,859
Votes against approval	7,711,267
Abstentions	7,010,169
Broker Non-Votes	16,477,992

Proposal 3. The proposal to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal 2018 received the following votes.

Votes for approval	137,537,792
Votes against approval	4,575,454
Abstentions	766,041

Item 8.01.    Other Events.

On January 24, 2018, the Company issued two press releases announcing (i) an increase in the Company’s quarterly dividend and (ii) the election of Mark J. O’Brien as non-Executive Chairman of the Board of Directors, copies of which are attached hereto as Exhibit 99.1 and 99.2, respectively.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press release, dated January 24, 2018, announcing increase in quarterly dividend.

99.2	Press release, dated January 24, 2018, announcing election of Mark J. O’Brien as non- Executive Chairman of the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 29, 2018	MUELLER WATER PRODUCTS, INC.

	By:	/s/ Marietta Edmunds Zakas
Marietta Edmunds Zakas
Executive Vice President and Chief Financial Officer